                                  EXHIBIT 10.1

                              TERMINATION AGREEMENT
                                     BETWEEN
                        VISTA MEDICAL TECHNOLOGIES, INC.
                                       AND
                                 MEDTRONIC, INC.


This Termination Agreement is made, effective as of the 27th day of March, 2000, (the "Effective Date") by and between Vista Medical Technologies, Inc. ("Vista") and Medtronic, Inc. ("Medtronic"). As used in this Termination Agreement, the term "Medtronic" shall include Medtronic, Inc. and its subsidiaries, affiliates, and divisions including Medtronic Sofamor Danek, Inc. ("MSD") (successor in interest to Sofamor Danek Group, Inc.) and the Medtronic Cardiac Surgery business unit ("Medtronic Cardiac Surgery").

         Background:


          A. Vista and Medtronic entered into an Amended and Restated Sales Agreement dated June 26, 1998 (the "Cardiac Surgery Agreement") by which Medtronic was to distribute Vista products.

          B. Vista and MSD entered into a Cooperative Technology Agreement, effective January 6, 1998, and an Exclusive Distribution Agreement, as amended, effective January 6, 1998 (referenced jointly as the "Sofamor Danek Agreements"), by which MSD was to distribute Vista products.

          C. The parties now wish to terminate the Cardiac Surgery Agreement and the Sofamor Danek Agreements.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. TERMINATION OF AGREEMENT. Vista and Medtronic mutually agree that the Cardiac Surgery Agreement and the Sofamor Danek Agreements are hereby terminated. All provisions relating to protection of intellectual property and confidential information shall survive termination of the Agreements.

2. RESTRUCTURING OF PAYMENT OBLIGATIONS. Upon the termination of the Cardiac Surgery Agreement and the Sofamor Danek Agreements, all payment obligations between the parties shall cease, provided, however, that the outstanding balance of $781,160 which Vista owes Medtronic, will survive, but will now be subject to repayment, if at all, solely pursuant to the provisions of that certain Transition Agreement which is being entered into by the parties simultaneously with this Termination Agreement (the "Transition Agreement").

3.   RELEASE.

     a. Medtronic and Vista, on their own behalf and on behalf of their affiliates, subsidiaries, successors, agents, directors, officers, employees, and assigns (the "RELEASING PARTIES"), do each hereby release and absolutely and forever discharge each other (including their present and former shareholders, parent companies, subsidiaries, affiliates, predecessors, officers, directors, employees, agents, attorneys, successors, and assigns) from any and all claims, demands, damages, debts, liabilities, accounts, reckonings, obligations, costs, expenses, liens, and causes of action of every kind whatsoever, whether now known or unknown, suspected or unsuspected, whether in contract, tort, or other cause of action, filed or unfiled, which they now have, own, or hold or at any time heretofore ever had, owned, or held, or may hereafter own or hold against the other Releasing Parties and their present and former shareholders, parent companies, subsidiaries, affiliates, predecessors, officers, directors, employees, agents, attorneys, legal successors, and assigns which are
          (i) based upon, arise from, or are in any way related to or connected with the Releasing Parties' investment or other involvement in Vista Medical Technologies, Inc., or (ii) based upon, arise from, or are in any way related to or connected with the Cardiac Surgery Agreement or the Sofamor Danek Agreements and the parties' performance or implementation thereof.

     b. This Termination Agreement has been voluntarily and knowingly executed by the Releasing Parties on advice and with approval of respective legal counsel and with the express intention of effecting the legal consequences provided by section 1541 of the California Civil Code, that is, the extinguishment of obligations as herein designated. The Releasing Parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of California Civil Code section 1542, which reads:

               A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.


     c. The releases contained in this section shall not apply to claims for indemnification (including defense costs) between the parties if, and to the extent, the party seeking indemnification has been found to be responsible to an unrelated third party for damages which were caused by actions taken by the party against whom indemnification is sought and which actions are determined to have been intentionally fraudulent as to the third party awarded damages or beyond the scope of the indemnifying party's express or implied authority. The releases contained herein shall not apply to any claims which arise from a party's violation of any applicable law, ordinance, or regulation, or claims that arise under the Transition Agreement.

     d. This release does not constitute an admission of liability by any party with respect to any matter hereby released.

4.   MISCELLANEOUS.


     a. GOVERNING LAW. This Termination Agreement shall be governed by and interpreted in accordance with the laws of the State of California, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws.

     b. COMPLETE AGREEMENT. The parties hereto agree and acknowledge that this Termination Agreement constitutes the complete agreement between them with respect to the matters set forth herein.

     c. COUNTERPARTS. This Termination Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument.

     d. PUBLIC ANNOUNCEMENT. The parties agree that, except as may be required to comply with the requirement of applicable law or any exchange upon which such party's capital stock is listed or traded, no press release or similar public announcement or communication will be made or caused to be made concerning the execution or performance of this Termination Agreement unless specifically approved in advance by Medtronic and Vista, such consent not to be unreasonably withheld. The foregoing shall not restrict either party's communications with employees, customers, or private investors.

     e. ASSIGNMENT. This Termination Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors or assigns of the parties hereto; provided that (i) the rights and obligations of Vista may not be assigned except to any person who succeeds to substantially all of the assets and business of Vista to which this Termination Agreement relates, and (ii) the rights and obligations of Medtronic may not be assigned except to an affiliate of Medtronic or to any person who succeeds to substantially all of that portion of Medtronic's business to which this Termination Agreement relates.




MEDTRONIC, INC.                          VISTA MEDICAL TECHNOLOGIES, INC.



 /s/ Michael D. Ellwein                  /s/ John Lyon
-------------------------                -------------------------
By:      M.D. Ellwein                    By:      John Lyon
Title:   V.P.                            Title:   President / CEO
Date:    March 24, 2000                  Date:   March 24, 2000

                                  EXHIBIT 10.2

                              TRANSITION AGREEMENT
                                     BETWEEN
                        VISTA MEDICAL TECHNOLOGIES, INC.
                                       AND
                                 MEDTRONIC, INC.


This Transition Agreement is made, effective as of the 27th day of March, 2000, (the "Effective Date") by and between Vista Medical Technologies, Inc. ("Vista") and Medtronic, Inc. ("Medtronic"). As used in this Transition Agreement, the term "Medtronic" shall include Medtronic, Inc. and its subsidiaries, affiliates, and divisions including Medtronic Sofamor Danek, Inc. ("MSD") (successor in interest to Sofamor Danek Group, Inc.) and the Medtronic Cardiac Surgery business unit ("Medtronic Cardiac Surgery").

     Background:


     A. Vista and Medtronic entered into an Amended and Restated Sales Agreement dated June 26, 1998 (the "Cardiac Surgery Agreement") by which Medtronic was to distribute Vista products.

     B. Vista and MSD entered into a Cooperative Technology Agreement, effective January 6, 1998, and an Exclusive Distribution Agreement, as amended, effective January 6, 1998 (referenced jointly as the "Sofamor Danek Agreements"), by which MSD was to distribute Vista products.

     C. By separate agreement being entered into on the same date as this Transition Agreement, the parties are entering into an agreement to terminate the Cardiac Surgery Agreement and the Sofamor Danek Agreements (the "Termination Agreement").

     D. The parties wish to enter into this Transition Agreement to arrange for the disposition of equipment and the continued provision of Vista Systems and service to customers after the termination of the Cardiac Surgery Agreement and the Sofamor Danek Agreements.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. RESTRUCTURED PAYMENT OBLIGATIONS. Upon the termination of the Cardiac Surgery Agreement and the Sofamor Danek Agreements pursuant to the Termination Agreement, all payment obligations between the parties shall cease except for the outstanding balance of $781,160 which Vista owes Medtronic relating to reimbursable sales and marketing expenses, which balance will be paid, if at all, pursuant to Section 3, Offset of Payment Obligation, of this Transition Agreement.

2. TRANSITION OF SALES. The parties agree to implement the following sales transition plan (the "SALES TRANSITION PLAN") with the mutual goal of accomplishing a smooth and cooperative substitution of Vista as the Customer contact with regard to Vista Systems:

     a. CURRENT CUSTOMERS AND PROSPECTS. Medtronic shall list on EXHIBIT A those current customers who have purchased or installed Vista Systems purchased through Medtronic or MSD (the "CUSTOMERS"). Medtronic shall list on EXHIBIT B those potential customers for Vista Systems it has identified at the time this Transition Agreement is executed (the "PROSPECTS"). Between the signing of this Transition Agreement and May 1, 2000, the parties will use their best efforts to jointly meet one
          (1) time with each Customer and Prospect for the purpose of introducing a Vista representative to the Customer or Prospect, discuss any questions or issues the Customer or Prospect has about the Vista Systems, and transition the customer relationship to Vista. From that meeting forward, Vista will be responsible for all sales and marketing contacts with that particular Customer or Prospect. Nothing contained in this Transition Agreement shall prevent or prohibit Medtronic from taking whatever actions it deems appropriate to meet the needs of its customers (including, but not limited to, the repurchase of product from customers).

     b. CUSTOMER REFERRALS. For a period of six months after the Effective Date of this Transition Agreement is executed by both parties (the "SALES TRANSITION PERIOD"), Medtronic will refer to Vista all inquiries it receives from potential customers regarding the purchase of Vista Systems ("REFERRALS") and, if reasonably possible, Vista and Medtronic will jointly meet one (1) time with each such Referral to introduce the Vista sales representatives and commence the sales process.

     c. GRANT OF STOCK FOR POST TERMINATION PURCHASE ORDERS. For each purchase order received by Vista from any Customer, Prospect, or Referral during the Sales Transition Period ("POST TERMINATION PURCHASE ORDERS"), Vista will issue to Medtronic shares of common stock in Vista as follows:

          i. Within thirty (30) days after expiration of the Sales Transition Period, Vista will issue to Medtronic shares of Vista common stock equal to (A) the aggregate revenue from all Post Termination Purchase Orders less (B) the aggregate cost of the Vista Systems subject to the Post Termination Purchase Orders, divided by (C) the average closing price of Vista's common stock for the last 20 days of the Sales Transition Period. The aggregate cost of the Vista Systems subject to the Post Termination Purchase Orders shall be determined by applying the figures identified as Vista Cost in Exhibit E to each element of the subject Vista Systems. The maximum value of any common stock to be received by Medtronic under this Section shall not exceed $1.0 million.

          ii. The provisions of this section shall apply to purchase orders issued directly to Vista or through a distributor, manufacturer's representative, or sales agent during the Sales Transition Period. Any commissions paid to such distributor, manufacturer's representative, or sales agent in connection with these purchase orders shall be deducted for the purposes of calculating aggregate revenue.

          iii. Medtronic agrees that it will not divest any of its Vista common stock, Vista common stock obtained through this Section or otherwise in an open market trade for a price of less than $1.75 per share until December 31, 2000.

3. OFFSET OF PAYMENT OBLIGATION. Medtronic will offset the outstanding balance owed by Vista to Medtronic set forth in Section 2, above, in an amount equal to the value of the common stock granted to Medtronic pursuant to
     Section 3(c), above. In the event Medtronic is granted common stock with a value greater than the outstanding balance owed by Vista to Medtronic, Medtronic shall not be required to reimburse Vista for the excess. In the event Medtronic is granted common stock with a value less than the outstanding balance owed by Vista to Medtronic or no common stock at all, Medtronic shall release Vista of its obligation to reimburse Medtronic for any difference, up to and including the entire outstanding balance identified in Section 2.

4. TRANSITION OF SERVICE. The parties agree that, subject to the following service transition plan, Vista shall be responsible for equipment service of all Vista Systems and systems which have been placed by Medtronic or MSD.

     a. EXHIBIT C lists the Customers who purchased Vista Systems from Medtronic or MSD whose products are currently subject to warranty or service agreement obligations.

     b. For Customers and anyone who purchases Vista Systems after the date of this Transition Agreement, Medtronic will continue to provide service with personnel in its employ as of the Effective Date until Vista assumes responsibility for the service, but in no event longer than for three (3) months from the Effective Date. Medtronic shall not be required to hire additional personnel to provide this service if personnel employed as of the Effective Date voluntarily leave the employment of Medtronic or are otherwise available for direct hire by Vista. Medtronic will be responsible for the cost of such service until April 1, 2000. After April 1, 2000, if Medtronic is still providing such service, Vista will reimburse Medtronic for the costs of providing service incurred by Medtronic.

     c. For a total fee of Twelve Thousand Dollars ($12,000), inclusive of reasonable travel expenses, payable in advance, Medtronic will make the services of Philippe Borremans available to Vista from the date of this Transition Agreement through April 30, 2000, for the purpose of providing product service to purchasers of Vista Systems.

     d. To the extent Medtronic is a party to maintenance, lease, or Master Usage Agreements with Customers, Medtronic and Vista agree to use their best efforts to have such agreements assigned to Vista by Medtronic and obtain Customer consent where required. If Customer consent is obtained, Medtronic's interest, if any, in that Customer's equipment (the "Transferred Equipment") will be transferred to Vista and the Customer will pay all subsequent fees to Vista. As long as Vista continues to receive revenue from or in connection with the Transferred Equipment sufficient to cover its actual costs of providing the service on that Transferred Equipment (whether from the Customer or otherwise), Vista will reimburse Medtronic for Medtronic's unamortized book value in the Transferred Equipment as of the transfer date, if any, which reimbursement will be made on a monthly basis depreciating the value on a straight line basis over what would be the remaining term of the Customer agreement. If any required Customer consent is not obtained, Medtronic and Vista agree that they will use their best efforts to arrange for Vista to actually perform the service on that Customer's equipment (the "Non-Transferred Equipment"). In that event, Medtronic will pay to Vista the fees it receives from the Customer; provided, however, that as long as the amount paid to Vista is adequate to cover Vista's actual costs of providing service on the Non-Transferable Equipment, Medtronic will retain the amount needed on a monthly basis to amoritze Medtronic's book value in the Non-Transferred Equipment on a straight line basis over what would be the remaining term of the Customer agreement.


5. EQUIPMENT AND INVENTORY. Medtronic agrees to sell to Vista, on an as-is basis, any of its inventory of Vista Systems or systems (including parts) which Medtronic may own at the time of the request from Vista Medtronic's then current book value for such inventory; provided, however, that if Medtronic reasonably determines that it will need any such inventory to meet its service obligations set forth in Section 4, above, it will not be required to sell such inventory to Vista. Exhibit D contains a list of all current Medtronic inventory of Vista Systems and parts and their current book value.

6. REGULATORY ISSUES. The specific details on the Regulatory Transition are listed on Exhibit F. The parties will cooperate on all regulatory matters necessary to allow Vista to assume full responsibility for the sale, distribution, and service on Vista Systems world-wide. From the Effective Date on, Vista will be responsible for all product reporting, MDR reporting, and Vigilance reporting. Medtronic will promptly advise Vista of any product related issues it becomes aware of.

7.   MISCELLANEOUS.

     a. RELATIONSHIP. This Transition Agreement does not make either party the employee, agent, or legal representative of the other for any purpose whatsoever. In fulfilling its obligations pursuant to this Transition Agreement, each party shall be acting as an independent contractor.

     b. ASSIGNMENT. This Transition Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors or assigns of the parties hereto; provided that (i) the rights and obligations of Vista may not be assigned except to any person who succeeds to substantially all of the assets and business of Vista to which this Transition Agreement relates, and (ii) the rights and obligations of Medtronic may not be assigned except to an affiliate of Medtronic or to any person who succeeds to substantially all of that portion of Medtronic's business to which this Transition Agreement relates.

     c. GOVERNING LAW. This Transition Agreement shall be governed by and interpreted in accordance with the laws of the State of California, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws.

     d. COMPLETE AGREEMENT. The parties hereto agree and acknowledge that this Transition Agreement constitutes the complete agreement between them with respect to the post-termination matters set forth herein.

     e. WAIVER AND AMENDMENT. The failure of any party to enforce at any time any of the provisions of this Transition Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Transition Agreement or any part hereof. Any amendment to this Transition Agreement shall be in writing and signed by the parties hereto.

     f. COOPERATION AND SUBSEQUENT ADJUSTMENT OF EXHIBITS. The parties shall execute any and all further documents and take any and all further action that reasonably may be necessary or required to effectuate the Transition Agreement. If omissions or inaccuracies in the Exhibits are discovered after the signing of this Transition Agreement, the parties agree that they will negotiate in good faith to adjust the Exhibits to reflect the actual subject matter of the Exhibits.

     g. COUNTERPARTS. This Transition Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument.

     h. PUBLIC ANNOUNCEMENT. The parties agree that, except as may be required to comply with the requirement of applicable law or any exchange upon which such party's capital stock is listed or traded, no press release or similar public announcement or communication will be made or caused to be made concerning the execution or performance of this Transition Agreement unless specifically approved in advance by Medtronic and Vista, such consent not to be unreasonably withheld. The foregoing shall not restrict either party's communications with employees, customers, or private investors.

     i. ALTERNATIVE DISPUTE RESOLUTION. All disputes concerning the interpretation and enforcement of this Transition Agreement shall be resolved by negotiations between the parties or, if necessary, by mediation, or, if mediation is unsuccessful, by arbitration under the procedures of the AMERICAN ARBITRATION ASSOCIATION for commercial disputes.


MEDTRONIC, INC.                              VISTA MEDICAL TECHNOLOGIES, INC.



/s/ Michael D. Ellwein                       /s/ John Lyon
-------------------------                    -------------------------
By:      M.D. Ellwein                        By:      John Lyon
Title:   V.P.                                Title:   President / CEO
Date:    March 24, 2000                      Date:   March 24, 2000

                                    EXHIBIT A


                    CARDIAC SURGERY VISTA. CUSTOMERS -- U. S.


------------------------ --------------------------------- --------------------------- -------------------------------
Customer Name                   Customer Address             Product                     Warranty/Service Obligation
                                                             Description/Medtronic
                                                             book value status as of
                                                             2/27/00
------------------------ --------------------------------- --------------------------- -------------------------------
                                                             Vista Series 8000           Usage Agreement signed
                                                                                         3/18/98; 36 month term;
                                                             Cost -                      monthly fee includes ***.
                                                                    $***
          ***                          ***                   Acc.Dep. -
                                                                    $***
                                                             Net Book Value -
                                                                    $***
                                                             Current Dep. Exp. -
                                                                    $***
------------------------ --------------------------------- --------------------------- -------------------------------
                                                             Vista Series 8000           Usage Agreement signed
                                                                                         10/7/98; converted to
                                                             Cost -                      month-to-month on 10/7/99;
                                                                    $***                 monthly fee includes ***.
          ***                          ***                   Acc.Dep. -
                                                                    $***
                                                             Net Book Value -
                                                                    $***
                                                             Current Dep. Exp. -
                                                                    $***
------------------------ --------------------------------- --------------------------- -------------------------------
                                                             Vista Series 8000           Usage Agreement signed
                                                                                         12/1/97; 36 month term;
                                                             Cost -                      monthly fee includes ***.
                                                                    $***
          ***                          ***                   Acc.Dep. -
                                                                    $***
                                                             Net Book Value -
                                                                    $***
                                                             Current Dep. Exp. -
                                                                    $***
------------------------ --------------------------------- --------------------------- -------------------------------

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

                    CARDIAC SURGERY VISTA CUSTOMERS - EUROPE


-------------------------------------------------------------------------------------------------------------------------------
Country        City              Surgeon                Center                              Sale        Warranty   Expiration
-------------------------------------------------------------------------------------------------------------------------------
Austria               ***                  ***                          ***                     Apr-99
-------------------------------------------------------------------------------------------------------------------------------
Germany               ***                  ***                          ***                     Jul-99     Yes         7/00
-------------------------------------------------------------------------------------------------------------------------------
Germany               ***                  ***                          ***                     Mar-99
-------------------------------------------------------------------------------------------------------------------------------
Germany               ***                  ***                          ***                     Feb-99
-------------------------------------------------------------------------------------------------------------------------------
Germany               ***                  ***                          ***                     Oct-97
-------------------------------------------------------------------------------------------------------------------------------
EE                    ***                  ***                          ***                     Mar-99
-------------------------------------------------------------------------------------------------------------------------------
EE                    ***                  ***                          ***                     Dec-97
-------------------------------------------------------------------------------------------------------------------------------
Egypt                 ***                  ***                          ***                     Dec-99     Yes        12/00
-------------------------------------------------------------------------------------------------------------------------------
Italy                 ***                  ***                          ***                     Jun-99
-------------------------------------------------------------------------------------------------------------------------------
Italy                 ***                  ***                          ***                     Nov-98
-------------------------------------------------------------------------------------------------------------------------------
Norway                ***                  ***                          ***                     Dec-98
-------------------------------------------------------------------------------------------------------------------------------
NL                    ***                  ***                          ***                     Oct-97
-------------------------------------------------------------------------------------------------------------------------------
Sweden                ***                  ***                          ***
-------------------------------------------------------------------------------------------------------------------------------
Sweden                ***                  ***                          ***                     Jan-98
-------------------------------------------------------------------------------------------------------------------------------
UK                    ***                  ***                          ***                     Oct-97
-------------------------------------------------------------------------------------------------------------------------------
UK                    ***                  ***                          ***                     Apr-99
-------------------------------------------------------------------------------------------------------------------------------
France                ***                  ***                          ***                     Jul-99     Yes         7/00
-------------------------------------------------------------------------------------------------------------------------------
France                ***                  ***                          ***                     Apr-98
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

*Vista sale

**MDT  Fixed  Assets  --  Notwithstanding   the  provisions  of  the  Transition
Agreement, Medtronic and Vista will negotiate in good faith how these accounts and the equipment located there will be dealt with.

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

SNT VISTA CUSTOMERS -- WORLDWIDE

--------------------------------------- --------------------------------- -----------------------------------
               Customer                             Address                  Description of Vista System
             Name/Contact
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.002
                 ***                                  ***                 StereoSite Microscope Module
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.001
                 ***                                  ***                 StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.001
                 ***                                  ***                 StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.002
                 ***                                  ***                 StereoSite Microscope Module
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.054
                 ***                                  ***                 Moller Wedel Adapters (2)
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.001
                 ***                                  ***                 StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.002
                 ***                                  ***                 StereoSite Microscope Module
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.002
                 ***                                  ***                 StereoSite Microscope Module
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.001
                 ***                                  ***                 StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.052
                 ***                                  ***                 Leica/Wild Adapters (2)
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.002
                 ***                                  ***                 StereoSite Microscope Module
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.001
                 ***                                  ***                 StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.001
                 ***                                  ***                 StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.002
                 ***                                  ***                 StereoSite Microscope Module
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.002
                 ***                                  ***                 StereoSite Microscope Module
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.001
                 ***                                  ***                 StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.002
                 ***                                  ***                 StereoSite Microscope Module
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.001
                 ***                                  ***                 StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.051
                 ***                                  ***                 Zeiss Beamsplitter
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.005
                 ***                                  ***                 PAL StereoSite Base
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.025
                 ***                                  ***                 StereoSite Digital Processor PAL
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.045
                 ***                                  ***                 Micro Camera Control Unit PAL
--------------------------------------- --------------------------------- -----------------------------------

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

--------------------------------------- --------------------------------- -----------------------------------
               CUSTOMER                             ADDRESS                  DESCRIPTION OF VISTA SYSTEM
             NAME/CONTACT
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.010
                                                                          Primary HMD w/ boom mic, 5'
                 ***                                  ***                 attached cable & 20' extension
                                                                          cable
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.015
                                                                          Secondary HMD w/o boom mic, 5'
                 ***                                  ***                 attached cable & 20' extension
                                                                          cable
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.065
                 ***                                  ***                 Sony 15" VGA Monitor w/ VGA cable
                                                                          & power cord
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.035
                 ***                                  ***                 Microscope Camera (2) PAL
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.035
                 ***                                  ***                 Microscope Camera (2) PAL
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.050
                 ***                                  ***                 Microscopic Stereo Video Adapters
                                                                          (2)
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.050
                 ***                                  ***                 Microscopic Stereo Video Adapters
                                                                          (2)
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.025
                 ***                                  ***                 StereoSite Digital Processor PAL
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.010
                                                                          Primary HMD w/ boom mic, 5'
                 ***                                  ***                 attached cable &  20' extension
                                                                          cable
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.015
                                                                          Secondary HMD w/o boom mic, 5'
                 ***                                  ***                 attached cable & 20' extension
                                                                          cable
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.065
                 ***                                  ***                 Sony 15" VGA Monitor w/ VGA cable
                                                                          & power cord
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.035
                 ***                                  ***                 Microscope Camera (2) PAL
--------------------------------------- --------------------------------- -----------------------------------
                                                                          980.035
                 ***                                  ***                 Microscope Camera (2) PAL
--------------------------------------- --------------------------------- -----------------------------------
                 ***                                  ***                 StereoSite System
--------------------------------------- --------------------------------- -----------------------------------


***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

                                    EXHIBIT B
                                 CUSTOMER LEADS

VISTA SERIES 8000 LEADS -- CARDIAC SURGERY EUROPE


          CITY                       WHO                                HOSPITAL
-------------------------------------------------------------------------------------------------------------
 A B                  ***                            ***                                ***
 B B
 A B
 C CH
 C CH
 A CH
 A A
 C D
 A D
 B D
 B D
 A D
 A DK
 C E
 C E
 C EE
 C EE
 C EE
 C EE
 C EE
 A F
 B F
 A F
 C F
 B F
 C F
 C F
 C F
 A SF
 A I
 A I
 B I
 C I
 B I
 A I
 A MM
 A N

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.


 A NL                 ***                            ***                                ***
 B NL
 B NL
 B NL
 B S
 B UK
 C UK
 C UK
 A UK
 B UK
 C UK
 A UK
 A F
 A B
 A CH
 C D

          Notes:
          A =  strong lead           21                                 Blue donated VMTI
          B = moderate
          C = long term
-------------------------------------------------------------------------------------------------------------

CARDIAC SURGERY -- U. S. and Canada




                         ***                                                    ***





                                                        CARDIAC SURGERY VISTA CUSTOMERS - CANADA


                                                                                ***



***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

Exhibit C
                              Service and Warranty



Warranty and service obligations on Vista Cardiac Surgery Products placed in Europe and U. S. -- see Exhibit A, above.


Warranty and service obligation on Vista SNT Products placed world-wide --
--------------------------------------------------------------------------------------------------------------------------------
Customer                                              Part No.  Product Description                  Date Warranty Expires
--------------------------------------------------------------------------------------------------------------------------------
                         ***                           980.001  SteroSite Base                              04/30/00
                                                       980.002  SteroSite Microscope Module                 08/31/00
--------------------------------------------------------------------------------------------------------------------------------
                         ***                           980.001  SteroSite Base                              04/30/00
                                                       980.002  SteroSite Microscope Module                 04/30/00
--------------------------------------------------------------------------------------------------------------------------------
                         ***                           980.001  SteroSite Base                             12/31/2000
                                                       980.002  SteroSite Microscope Module                12/31/2000
                                                       980.051  Zeiss Beam Splitter                        12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
                         ***                                    StereoSite System                           ****05/30/02
                                                                                                     with customer option to
                                                                                                     purchase an additional
                                                                                                  4 Years Service coverage.


--------------------------------------------------------------------------------------------------------------------------------

**** -- Notwithstanding Article 4 of the Transition Agreement, Medtronic and Vista will negotiate in good faith the terms by which this service will be provided.

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

                                    EXHIBIT D
                 MEDTRONIC INVENTORY OF VISTA SYSTEMS AND PARTS

CARDIAC SURGERY (U.S.): Medtronic will have up to 15 Vista Series 8000 systems in inventory.

OTHER PARTS INVENTORY AT MOUNDSVIEW, MN FACILITY:

----------------------- --------------------------------------- ------------------------
Part Number             Part Description                        #
----------------------- --------------------------------------- ------------------------
8271                    SonyMonitor                             13
----------------------- --------------------------------------- ------------------------
8075                    CardioConsole                           13
----------------------- --------------------------------------- ------------------------
8050                    CardioLight                             14
----------------------- --------------------------------------- ------------------------
8170                    2D/3DCardioController                   13
----------------------- --------------------------------------- ------------------------
8170-u                  2D/3DCardiocontrollerUpgrade            1
----------------------- --------------------------------------- ------------------------
8180                    CardioViewProcessor                     14
----------------------- --------------------------------------- ------------------------
8161                    2DCardioController                      15
----------------------- --------------------------------------- ------------------------
8176                    CardioViewHeadMountedDisplay            31
----------------------- --------------------------------------- ------------------------
8172                    CardioViewHMDwithHeadlight              2
----------------------- --------------------------------------- ------------------------
8100                    CardioCamera3D                          11
----------------------- --------------------------------------- ------------------------
8061                    CardioLightLHM-Universal                15
----------------------- --------------------------------------- ------------------------
8160                    2DEndoscopeCameraHead                   12
----------------------- --------------------------------------- ------------------------
VV9132                  EndoscopeCoupler                        12
----------------------- --------------------------------------- ------------------------
8265                    RemoteSwitcher                          8
----------------------- --------------------------------------- ------------------------
8190                    VistaStereoscope                        1
----------------------- --------------------------------------- ------------------------
8191-2                  VistaEndoscope 30'/70                   1
----------------------- --------------------------------------- ------------------------
8140                    MiniCamera2D                            1
----------------------- --------------------------------------- ------------------------
8060                    CardioLightLHM-standard                 2
----------------------- --------------------------------------- ------------------------
8110-01                 Thoracic3DHolder-Malleable              15 pairs
----------------------- --------------------------------------- ------------------------
8120-01                 GooseneckArm                            14
----------------------- --------------------------------------- ------------------------
8120-02                 3DHolderforGooseneckArm                 14 pairs
----------------------- --------------------------------------- ------------------------
8150-03                 UniversalClampforRetractor              14
----------------------- --------------------------------------- ------------------------
8054                    SingleFiberLightGuide                   22
----------------------- --------------------------------------- ------------------------
8179                    MultiFiberLightGuide                    27
----------------------- --------------------------------------- ------------------------
8062                    AdapterKitforLightGuide                 12
----------------------- --------------------------------------- ------------------------
N/A                     Leyla RetractorwithCameraHolders        1
----------------------- --------------------------------------- ------------------------
N/A                     ZeissCameraController                   1
----------------------- --------------------------------------- ------------------------
N/A                     ZeissCamera                             1
----------------------- --------------------------------------- ------------------------
N/A                     ZeissEndoscope0/80                      1
----------------------- --------------------------------------- ------------------------
N/A                     ZeissEndoscope30/70                     1
----------------------- --------------------------------------- ------------------------

Misc Items: Video Cables---S-video and BNC
    Power Cords
    Extra HMD Cables

CARDIAC SURGERY (EUROPE):
Systems Fixed Assets

------------------------------------------------------
DESCRIPTION              CURRENT BOOK VALUE
Europe Vista Demo         $                  ***
Europe Vista Demo         $                  ***
Europe Vista Demo         $                  ***
Europe Vista Demo         $                  ***
UK Demo                   $                  ***
France                    $                  ***
Italy x2                  $                  ***
Israel                    $                  ***
TOTAL                     $                  ***
------------------------------------------------------

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

INVENTORY KERKRADE

                                                                  EurLBM
     MODEL                   DESCRIPTION               INV 27/9  (DFL) EA.  CLBM ($) EA.  Total
VD-VV9132      VISTA 32MM COUPLER - DEMO                  4         ***          ***          ***
VD-V8061       VISTA UNIV LAMP HOUS MODULE - DEMO         3
VD-V8062       VISTA ADAPTOR KIT LIGHTGUIDE - DEMO        3
VD-V8160P      VISTA 2D CAMERA HEAD PAL - DEMO            4
VD-V8161P      VISTA 2D CARDIO CONTROLLER ENDO - DEMO     0
VD-V8179       VISTA MULTIFIBER LIGHTGUIDES -DEMO         12
VV9132         VISTA 32MM COUPLER                         1
V8005CC-T      VISTA SERIES 8000 CC 2D E TRAINING         0
V8005P         VISTA SERIES 8000-PAL,240V                 1
V8005P-T       VISTA SERIES 8000-PAL,240V TRAINING        0
V8032-1        VISTA ENDOSCOPE COUPLER II                 0
V8054          VISTA CARDIOCAMERA LIGHT GUIDE             5
V8061          VISTA UNIV LAMP HOUS MODULE                0
V8062          VISTA ADAPTOR KIT LIGHTGUIDE               0
V8100P         VISTA CARDIO miniCAMERA 3D-50              0
V8110-02       VISTA THORAC 3D HLDR MALL 2PCK             3
V8160P         VISTA 2D CAMERA HEAD PAL                   1
V8161P         VISTA 2D CARDIO CONTROLLER ENDO            0
V8172          VISTA HMD W/LIGHT,CABLE,LG                 2
V8174          VISTA LIGHTGUIDE FOR HMD W/LIGHT           2
V8179          VISTA MULTIFIBER LIGHTGUIDES               5
V8190P         VISTA STEREO CAM HOUSING                   7
V8191-1        VISTA STEREO ENDOSCOPE 0"                  10
V8191-2        VISTA STEREO ENDOSCOPE 30"                 8
V8265          VISTA HANDHELD REMOTE SWITCH 2D/3D         0
V8265-T        VISTA HANDHELD REMOTE SWITCH 2D/3D         0
V8271          VISTA SONY MONITO 13"                      2
V8800          VISTA GOOSE NECK CAM HOLDER                9
V8801          MULTIFIB 4,5MM 2,3M STORZ                  9
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CARDIAC SURGERY -- CANADA:  One demo system

CARDIAC SURGERY -- AUSTRALIA:  One demo system

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission .

SNT INVENTORY -- WORLD-WIDE

SNT Systems and Parts

Quantity     Part Identification        Location             Book Value
        980.010 Primary HMD w/ boom    Medtronic Surgical
   10   mic, 5' attached cable & 20'   Navigation
        extension cable                Technologies            ***   Each             ***

   5    980.012 Boom microphone        530 Compton St          ***   Each             ***
        980.015 Secondary HMD w/o boom                         ***   Each             ***
        mic, 5' attached cable & 20'   Broomfield CO

   13   extension cable                80020                   ***   Each             ***
        980.020 StereoSite Digital
        Processor (NTSC) w/ 25' S-video
   16   cable 7 power cord                                     ***   Each             ***

    1   980.023 6' SVHS Cable                                  ***   Each             ***
        980.030 NTSC Microscope cameras

   14   (2) & 30' cables (2)
        980.040 StereoSite Camera
        Controller (NTSC), 6' S-video

   14   cables (2) & power cord

    2   980.049 StereoSite SVA Single                          ***   Each             ***
        980.050 Microscope Stereo Video                        ***   Each             ***
   15   Adapters (2)                                           ***   Each             ***

   1    980.051 Zeiss Beamsplitter                             ***   Each             ***
   5    980.054 Moller Wedel Adapters (2)                      ***   Each             ***
   10   980.060 StereoSite System Cart                         ***   Each             ***
        980.065 Sony 15" VGA Monitor w/
   14   VGA cable & power cord                                 ***   Each             ***

        Total Broomfield Inventory

                                       Sofamor Danek
    1   980.001 StereoSite Base        Canada                  ***   Each             ***
        980.002 StereoSite Microscope  6725 Millcreek
    1   Module                         Drive Unit 2            ***   Each             ***
                                       Mississauga,
                                       Ontario Canada

        Total Mississauga Inventory                                                   ***

        980.010 Primary HMD w/ boom
        mic, 5' attached cable & 20'   Sofamor Danek
    1   extension cable                Australia               ***   Each             ***
                                       A/44 Oxford
                                       Street
                                       Epping, NSW
                                       2121 Australia

        Total Australia Inventory                                                     ***

        TOTAL WORLDWIDE INVENTORY                                                     ***

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

NT DEMO INVENTORY
                                 DEMO INVENTORY

----------------------------------------------------------------------------------------------------------------------------------
 QUANTITY                         PART IDENTIFICATION                           LOCATION       BOOK VALUE            BOOK VALUE
----------------------------------------------------------------------------------------------------------------------------------
    11     980.010 Primary HMD w/ boom mic, 5' attached cable & 20'
           extension cable                                                    United States
----------------------------------------------------------------------------------------------------------------------------------
    11     980.015 Secondary HMD w/o boom mic, 5' attached cable & 20'
           extension cable
----------------------------------------------------------------------------------------------------------------------------------
    11     980.020 StereoSite Digital Processor (NTSC) w/ 25' S-video cable
           7 power cord
----------------------------------------------------------------------------------------------------------------------------------
                                                                            All these
                                                                            components make
                                                                            up a Demo
    11     980.030 NTSC Microscope cameras (2) & 30' cables (2)             System                   ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
    11     980.040 StereoSite Camera Controller (NTSC), 6' S-video cables
           (2) & power cord
----------------------------------------------------------------------------------------------------------------------------------
    11     980.050 Microscope Stereo Video Adapters (2)
----------------------------------------------------------------------------------------------------------------------------------
    11     980.060 StereoSite System Cart
----------------------------------------------------------------------------------------------------------------------------------
    11     980.065 Sony 15" VGA Monitor w/ VGA cable & power cord
----------------------------------------------------------------------------------------------------------------------------------
           Locations of the Demo Systems are:
----------------------------------------------------------------------------------------------------------------------------------
           1 System at University of San Francisco, San francisco, CA
----------------------------------------------------------------------------------------------------------------------------------
           1 System at PS Medical, Goleta, CA
----------------------------------------------------------------------------------------------------------------------------------
           1 System at Cargo, Inc. Warehouse, Denver, CO
----------------------------------------------------------------------------------------------------------------------------------
           1 System at Cargo, Inc. Warehouse, Herndon, VA
----------------------------------------------------------------------------------------------------------------------------------
           7 systems at Medtronic Sofamor Danek, Memphis, TN
----------------------------------------------------------------------------------------------------------------------------------
     1     980.010 Primary HMD w/ boom mic, 5' attached cable & 20'
           extension cable                                                  Grenoble, France         ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.015 Secondary HMD w/o boom mic, 5' attached cable & 20'
           extension cable                                                                           ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.025 StereoSite Digital Processor PAL                                                  ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.060 StereoSite System Cart                                                            ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.065 Sony 15" VGA Monitor w/ VGA cable & power cord                                    ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     2     980.035 Microscope Camera (2) PAL                                                         ***   Each            ***
---------------------------------------------------------------------------------------------------------------------------------
     1     980.045 Micro Camera Control Unit PAL                                                     ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.050 Microscope Stereo Video Adapters (2)                                              ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.050 Microscope Stereo Video Adapters (2)                                              ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
           Total Demo System Grenoble, France                                                                              ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.005 StereoSite Base PAL                                      Austrian Office          ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.006 StereoSite Microscope Module PAL                                                  ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.054 Moller Wedel Adapters (2)                                                         ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
           Total Demo System Austrian Office                                                                               ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.005 StereoSite Base PAL                                      Cologne Office           ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.006 StereoSite Microscope Module PAL                                                  ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
           Total Demo System Cologne Office                                                          ***                   ***
----------------------------------------------------------------------------------------------------------------------------------
                                                                            Kobayashi
                                                                            Sofamor Danek
     1     980.001 StereoSite Base                                          Japan                    ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
                                                                            KN Nisiumeda
     1     980.002 StereoSite Microscope Module                             Bldg 3F                  ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.010 Primary HMD w/ boom mic, 5' attached cable & 20'         Fukushima KU,
           extension cable                                                  Osaka 553 Japan          ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.052 Leica/Wild Adapters (2)                                                           ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     2     980.051 Zeiss Beamsplitter                                                                ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.010 Primary HMD w/ boom mic, 5' attached cable & 20'
           extension cable                                                                           ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.015 Secondary HMD w/o boom mic, 5' attached cable & 20'
           extension cable                                                                           ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.020 StereoSite Digital Processor (NTSC) w/ 25' S-video cable
           7 power cord                                                                              ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.030 NTSC Microscope cameras (2) & 30' cables (2)                                      ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.040 StereoSite Camera Controller (NTSC), 6' S-video cables
           (2) & power cord                                                                          ***   Each            ***
----------------------------------------------------------------------------------------------------------------------------------

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

----------------------------------------------------------------------------------------------------------------------------------
     1     980.050 Microscope Stereo Video Adapters (2)                                              ***   Each             ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.060 StereoSite System Cart                                                            ***   Each             ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.065 Sony 15" VGA Monitor w/ VGA cable & power cord                                    ***   Each             ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.051 Zeiss Beamsplitter                                                                ***   Each             ***
----------------------------------------------------------------------------------------------------------------------------------
     1     980.012 Boom microphone                                                                   ***   Each             ***
----------------------------------------------------------------------------------------------------------------------------------
           Total Demo Systems Japan                                                                                         ***
----------------------------------------------------------------------------------------------------------------------------------
           TOTAL WORLDWIDE DEMO SYSTEMS                                                                                     ***
----------------------------------------------------------------------------------------------------------------------------------

***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

                                    Exhibit E
                               Vista System Costs

===========================================================================
VISTA SERIES  V 8005P  ADVANCED VISUALIZATION AND INFORMATION SYSTEM
===========================================================================
STANDARD EQUIPMENT

------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
PART NO.      ITEM                                  QTY        TRANSFER         TOTAL       VISTA COST    TOTAL LIST
                                                              PRICE/UNIT      TRANSFER      UPDATED @       PRICE
                                                                                PRICE        MARCH 1,
                                                                                               2000
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8271  Sony 13" Analog Monitor-PAL            1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8076  Vista CardioConsole-240                1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8050  Vista CardioLight 110-120V             1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8061  Vista CardioLight LHM-Universal        1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8062  Adapter Kit for Multifiber Light       1           ***             ***           ***           ***
              Guide
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
       8170P  Vista 3D/2D CardioController-PAL 2     1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
       8180P  Vista CardioView Processor-PAL         1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8176  Vista CardioView HMD and 20 Ft.        2           ***             ***           ***           ***
              Ext. Cable
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8077  Assembly Drawer                        1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
              TOTALS                                             ***             ***           ***           ***

ADDITIONAL MINI-CAM SOLUTION

------------------------------------------------- --------- --------------- -------------- ------------- -------------
       8100P  Vista CardioCamera 3D-50-PAL           1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8054  Vista Cardio Light Guide-SF            2           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
     8110-02  Thoracic 3D Holder-Malleable pr.       1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
      V 8800  Gooseneck 3D Holder                    1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
              TOTAL TRANSFER PRICE                               ***             ***           ***           ***



ADDITIONAL STEREO-CAM SOLUTION

------------------------------------------------- --------- --------------- -------------- ------------- -------------
       8190P  StereoScope Camera PAL                 1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
      8191-1  Stereo Endoscope, 0 Degree             1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
      8191-2  Stereo Endoscope, 30 Degree            1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
         TBD  Light Guide-Liquid                     2           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
              TOTAL TRANSFER PRICE                               ***             ***           ***           ***



ADDITIONAL MONO-ENDO-CAM SOLUTION

------------------------------------------------- --------- --------------- -------------- ------------- -------------
       8161P  Vista 2D Cardio Controller PAL         1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8160  Vista 2D Endoscope Camera Head-PAL     1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
      8032-1  Vista Endoscope Coupler                1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
        8179  Light Guide-Multifiber                 1           ***             ***           ***           ***
------------- ----------------------------------- --------- --------------- -------------- ------------- -------------
              TOTAL TRANSFER PRICE                               ***             ***           ***           ***


***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

=================================================================
THE CURRENT UPGRADED SERIES 8000 WHICH WILL BE SHIPPED AS
STANDARD CONFIGURATION DURING THE SALES TRANSITION PERIOD
CONSISTS OF:
=================================================================

STANDARD EQUIPMENT

----------------------------------------------------------------- ------------------------ ----------------------
PART NO.       ITEM                                                       EUROPE                    USA
-------------- -------------------------------------------------- ------------------------ ----------------------
         8271  Sony 13" Analog Monitor-PAL                                  ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
         8076  Vista CardioConsole                                          ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
         8170  Vista 3D CardioController                                    ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
         8180  Vista CardioView Processor                                   ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
         8176  Vista CardioView HMD X2                                      ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
          TBD  Shelf System (for light source)*                             ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
         8190  StereoScope Camera                                           ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
       8191-1  0 degree Endoscope                                           ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
       8191-2  30 degree Endoscope                                          ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
          TBD  Liquid Lightguide X2                                         ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
          TBD  300 Watt Xenon Lightsource                                   ***                     ***
-------------- -------------------------------------------------- ------------------------ ----------------------
               TOTALS                                                       ***                     ***


-     TBD items are new upgraded components.


***Portions of this page have been omitted pursuant to request for confidential treatment and filed separately with the Commission.

                                    Exhibit F
                              Regulatory Transition

EUROPE

1. Authorized Representative status will transfer from Medtronic to Vista on May 1, 2000

2.   Medtronic to supply Vista with the following:

     (i) Copies of Translated Users manuals and IFU's (hard copy and computer file);

     (ii) Copies of any and all submissions/registration papers to any non EU health authority;


     (iii) Copies of any correspondence to any EU health authority;


     (iv) Copies of any Master files on the Series 8000; and


     (v) Examples of any and all promotional or sales material (hard copy, computer files, and art work).

JAPAN


1. Registration process to be maintained on active status with the Health Ministry until Vista can arrange transfer to another distributor.

2.   Medtronic to supply Vista with a copy of the registration file.



AUSTRALIA


1. Medtronic to supply Vista with copies of registration documents filed with Health Authority.


2. Medtronic to supply Vista with copies of any and all local promotional material (hard copy, computer files, and art work).



CANADA


1. Cooperation between Medtronic and Vista to work with HPB to transfer registration file to Vista.


2.   Medtronic to supply Vista with copies of registration documents with HPB.